                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 CURRENT REPORT

                                      ON

                                   FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  August 9, 1995


                         AMERIQUEST TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


            1-10397                                      33-0244136
--------------------------------------------------------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)


3 Imperial Promenade, Suite 300, Santa Ana, CA               92707
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


                                 (714) 445-5000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS
               ------------------------------------

     On July 8, 1994, AmeriQuest Technologies, Inc. ("AQS") reacquired 345,091 shares of its Common Stock from Mr. James D'Jen, a former officer and director of AQS, as down payment on an obligation of Mr. D'Jen to exchange 350,000 shares of AQS Common Stock in exchange for all (100%) of the common stock of AQS's Singapore subsidiary, CMS Enhancements (S) PTE Ltd. A dispute arose between AQS and Mr. D'Jen late in 1994 and continued into early 1995 at which time AQS reissued the 345,091 shares to Mr. D'Jen and rescinded the exchange transaction.

     Since early 1995, the Company has continued to evaluate the claims asserted by Mr. D'Jen and the deteriorating value to the Company of the Singapore operation in comparison to other Far Eastern operations held by AQS, and concluded that it is in the best interests of the Company to consummate the transaction on the terms of the original Exchange Agreement. On August 9, 1995, effective as of June 30, 1995, the parties settled this dispute and simultaneously concluded and ratified the exchange of CMS Enhancements (S) PTE Ltd. to Mr. D'Jen for 350,000 shares of AQS Common Stock, which were then delivered to AQS.

     The Singapore company is a distributor of commodity disk drives. Sales for this Singaporean subsidiary approximated $20 million annually, but did not effectively contribute to the current strategy wherein its gross margin averaged only 3% of sales.

     In the opinion of management, the terms of the transaction were negotiated at "arm's-length," at a point in time that Mr. D'Jen was estranged from the Company.

     At June 30, 1995 the financial attributes of the Singapore operation were as follows:

                                                        (000s)
                                                        ------
               Consideration exchanged:
                   Receivables                          $1,894
                   Inventory                               660
                   Trade payables                         (875)
                                                        ------
                   Net book value                       $  679
                                                        ------

               Consideration received:
                   350,000 AQS Common Shares at $2      $  700
                                                        ======

               No gain or loss is reflected; the net difference is treated as a "reserve".

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

(a) Inasmuch as the exchange and CMS Enhancements(s) PTE LTD. is not a "significant subsidiary" no financial statements are required.

(b)  No pro forma financial information is required.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERIQUEST TECHNOLOGIES, INC.



                              /s/  Stephen G. Holmes
                              -------------------------
                              Stephen G. Holmes
                              Secretary, Treasurer and Chief Financial Officer



Dated:  August 11, 1995